UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):     February 12, 2025
BENSON HILL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39835	85-3374823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1200 Research Boulevard
St. Louis, Missouri 63132
(Address of principal executive offices)
(314) 222-8218
(Registrant’s telephone number, including area code)
1001 North Warson Rd., Ste. 300
St. Louis, Missouri 63132
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $0.0001 par value	BHIL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01	Entry into a Material Definitive Agreement.
On February 12, 2025, Dakota Dry Bean Inc. (“Seller”), a wholly-owned indirect subsidiary of Benson Hill Holdings, Inc. (“Holdings”), entered into an asset purchase agreement (the “APA”) with Dakota Dry Bean, LLC (“Buyer”), pursuant to which, among other things, Seller agreed to sell, and Buyer agreed to purchase, substantially all of the assets relating to Seller’s pea products business for approximately $23.2 million of total gross proceeds, subject to certain adjustments, including an adjustment for inventory and other working capital (the “Purchase Price”). Holdings, a wholly owned subsidiary of Benson Hill, Inc. (the “Company”), is also a party to the APA for the primary purpose of being subject to certain indemnification obligations and being bound by certain restrictive covenants (which obligations and covenants are further described below).

The transaction contemplated by the APA closed on February 12, 2025 (the “Closing”). Upon Closing,
$2.4 million of the Purchase Price was paid by Buyer to Seller, and $2.5 million of the Purchase Price (the “Holdback”) was held back by Buyer. The Holdback may be used by the Buyer to satisfy Seller’s and Holdings’ indemnification and purchase price adjustment obligations under the APA. The Holdback, less any applicable amounts retained by Buyer under the terms of the APA or otherwise subject to an applicable unresolved claim, shall be paid to Seller following the 15-month anniversary of the Closing.

In addition, at Closing, pursuant to the terms of the APA, Buyer paid, on behalf of Seller (as a reduction to the proceeds actually received by Seller), all Indebtedness (as defined in the APA) of Seller other than certain Permitted Indebtedness (as defined in the APA) to Seller’s lender, First National Bank of Omaha (“FNBO”), of approximately $18.4 million, to pay off all outstanding principal, interest, fees, reserves for costs and expenses and other amounts owed by Seller to FNBO, other than certain surviving obligations as described in Item 1.02.

The APA contains customary indemnification provisions, pursuant to which Buyer indemnifies and holds Seller and Holdings harmless against certain Losses (as defined in the APA) and Seller and Holdings indemnify and hold Buyer harmless against certain Losses (as defined in the APA). The APA also contains customary representations and warranties.
The APA contains certain restrictive covenants applicable to Seller and Holdings, including among other things that, (i) during the four-year period after the Closing, Seller and Holdings will not, and will cause their respective controlled affiliates not to, directly or indirectly, at any time solicit or induce or attempt to solicit or induce any employee of Buyer, subject to certain terms and conditions, and (ii) during the four-year period after the Closing, each of Seller and Holdings will not, and will cause their respective controlled affiliates not to, participate in any business that competes with the Restricted Business (as defined in the APA) anywhere in the United States or in any other country into which products of Seller are sold or distributed, subject to certain terms and conditions.
The foregoing description of the APA does not purport to be complete and is qualified in its entirety by reference to the full text of the APA, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.
Factual Information
The APA has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or any of its subsidiaries or affiliates, or to modify or supplement any factual disclosures about the Company included in its public reports filed with the United States Securities and Exchange Commission (the “SEC”). The APA contains representations, warranties, and covenants of Seller and Holdings that were made only for purposes of the APA, as of specific dates, were solely for the benefit of the parties to the APA, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the APA, instead of establishing these matters as facts, and may be subject to standards of materiality that differ from those applicable to investors. Investors should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or its subsidiaries or affiliates. Investors should read the APA together with the other information concerning the Company that it files in reports and statements with the SEC, which are available at www.sec.gov.

Item 1.02	Termination of a Material Definitive Agreement.
In connection with the payoff of amounts owed by Seller to FNBO as described in Item 1.01, on February 12, 2025, the First Amended and Restated Credit Agreement, dated May 7, 2024, among Seller and FNBO (the “Credit Agreement”), and related loan documents were terminated, other than certain obligations under the Credit Agreement that survive termination by the terms thereof. That certain letter of credit from Seller to FNBO in the face amount of $650,000 and related obligations were not terminated and continue in accordance with their terms.

Item 2.01	Completion of Acquisition or Disposition of Assets.
The information set forth in Item 1.01 above is incorporated herein by reference.

Item 8.01	Other Events.
Employee Furloughs

As part of the Company’s greater cost-reduction efforts, the Company placed 43 employees (or approximately 36% of its workforce) on furlough. During the furlough, impacted employees will not be allowed to work on Company matters and will not receive salary or wages. The Company will continue certain benefits for affected employees. The Company cannot predict the duration or extent of the furlough period. In connection with the furloughs, the Company does not estimate that it will incur material charges; however, costs that are not currently contemplated may occur as a result of the furloughs.

Relocation of Principal Executive Offices

The Company has relocated its principal executive offices from 1001 North Warson Road, Ste. 300, St. Louis, Missouri, 63132 to 1200 Research Boulevard, St. Louis, Missouri, 63132.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1†	Asset Purchase Agreement by and among Dakota Dry Bean Inc., Benson Hill Holdings, Inc., and Dakota Dry Bean, LLC, dated as of February 12, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
†    Portions of this exhibit have been omitted in compliance with Regulation S-K Items 601(a)(5) and 601(b)(1)(iv). The registrant undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC.

Cautionary Note Regarding Forward-Looking Statements
Certain statements in this Form 8-K may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance and may be identified by words such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” or similar words. These forward-looking statements are based upon assumptions made by the Company as of the date hereof and are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements include, among other things, statements regarding: plans related to, and potential effects of, furloughing employees; the Company’s strategic initiatives, including to consolidate operations, reduce costs, and enhance organizational efficiency, including expectations related to the recent relocation of its principal executive office; the Company’s progress toward an asset-light business model, and the anticipated pace of such transition; the Company’s financial and operating performance during its business transition; the Company’s cost-cutting measures and other cost-saving initiatives, actions to implement such initiatives, and the anticipated benefits of and timeline to implement such initiatives; anticipated or expected payments or other events following the Closing under the APA; and any financial or other information based upon or otherwise incorporating judgments or estimates relating to future performance, events or expectations. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: risks associated with the Company’s ability to generally execute on its business strategy, including its transition to an asset-light business model in a timely manner with sufficient liquidity; risks relating to acreage acquisition; risks associated with developing and maintaining partnering and licensing relationships in an asset-light business model, and maintaining relationships with customers and suppliers; risks associated with realizing the anticipated advantages of the Company’s seed innovations and products; the risk that the Company will not realize the anticipated benefits of its divestitures; risks associated with the loss of revenues from the Company’s divestitures; risks associated with growing and managing capital resources; risks associated with changing industry conditions and consumer preferences; risks associated with the Company’s cost-cutting measures and other cost-saving initiatives, actions to implement such initiatives, and the anticipated benefits of and timeline to implement such initiatives; risks related to potential liabilities related to the lease and other contractual commitments associated with the Prior Location; liquidity and other risks relating to the Company’s ability to continue as a going concern; risks relating to the failure to raise additional financing to satisfy the Company’s cash needs; risks relating to maintaining key employee, customer, partner and supplier relationships; risks relating to the Company’s exploration of strategic alternatives; risks associated with the failure to realize the anticipated commercial or nutritional benefits of the Company’s UHP-LO soybeans; risks that the benefits validated by recent trials may not be able to be repeated or improved upon in the future; risks associated with the accuracy and repeatability of feeding trials generally; risks associated with the effects of global and regional economic, agricultural, financial and commodities market, political, social and health conditions; the effectiveness of the Company’s risk management strategies; and other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s filings with the SEC, which are available on the SEC’s website at www.sec.gov. The Company can make no assurances that it will be able to raise additional financing, improve its liquidity position, or continue as a going concern. Nothing in this Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. There may be additional risks about which the Company is presently unaware or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The reader should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company expressly disclaims any duty to update these forward-looking statements, except as otherwise required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENSON HILL, INC.

By:	/s/ Susan Keefe
Name: Susan Keefe
Title: Chief Financial Officer

Date: February 12, 2025